

Overseas Shipholding Group, Inc.

First Quarter Fiscal 2008 Earnings Conference Call

April 30, 2008

Forward Looking Statements



This presentation contains forward-looking statements regarding the Company's prospects, including the outlook for tanker and articulated tug barge markets, changing oil trading patterns, anticipated levels of newbuilding and scrapping, prospects for certain strategic alliances and investments, prospects for the growth of the OSG Gas transport business, estimated TCE rates achieved for the second quarter of 2008 and estimated time charter TCE rates for the third and fourth quarters of 2008, projected drydock and repair schedule, timely delivery of newbuildings and prospects of OSG's strategy of being a market leader in the segments in which it competes. Factors, risks and uncertainties that could cause actual results to differ from the expectations reflected in these forward-looking statements are described in the Company's Annual Report for 2007 on Form 10-K.

First Quarter 2008 Highlights



- **Strong quarter-over-quarter financial performance**
  - Net income up 33% to $112M
  - EPS up 67% quarter-over-quarter to $3.60 per diluted share; up 88% when adjusted to exclude Q107 gains
  - EBITDA of $178M up 22% quarter-over-quarter
  - Operating expenses in line with guidance
- **Strong VLCC market drove exceptional financial performance**
  - Highest first quarter TCE revenues in OSG's history, up 45% to $376M
  - Crude TCE revenues up 70% driven by $99K/day average VLCC spot charter rates
- **Variance to Street expectations due to**
  - Saudi Aramco allocation cutbacks negatively impacted ULCCs
  - The positioning of a newly delivered Suezmax reduced reported results
  - FFA loss ($3.3M) impacted other income
  - JV income impacted by one-time severance charge ($1.4M) and timing on ATC incentive hire
- **Share Repurchases**
  - 400,000 shares repurchased Q108 at an average price of $57.33
  - $21.8M remains outstanding under current program
- **Bond redemption anticipated to lower interest by $7M per annum**
  - Outstanding 8.25% Senior Notes due 2013 in the principal amount of $176M will be redeemed May 15 @ 104.125%
- **Second quarter outlook is strong**
  - Quarter-to-date bookings strong
  - 67% of VLCCs fixed @ $78K/day



Business Unit Highlights

- **OSG America Fleet Repositioned**
  - OSG takes steps to ensure that Jones Act fleet is 100% fixed through 2008 and into 2009
  - Active measures taken to stabilize cash flows
    - **5 vessels chartered-in**
    - **2 vessels chartered-out**
- **Product Carrier Fleet in Transformation**
  - Redeliveries and fleet upgrades enhance 2H09 profitability
    - **15 new vessels deliver through 2011**

OSP LISTED NYSE



The Overseas New York

Expected revenue increase as 15 new vessels replace 13 older ships



Revenue increase by $6,000 p/d
Single Hull
Double Hull



Expense only $700 p/d higher
Single Hull
Double Hull
Expense Basis
Drydock Amortization



Overseas Visayas

Capturing Premium, Long-term Business



OSG's ability to secure premium, higher margin business results from its quality, scalable platform.



Newcastle
Hyundai Mipo
SPP
New Times
Jiangnan
STX
Athens
Aker
Tampa
Bender





- ✓ **OSG is entering new, high growth markets with premium earnings potential**
  - **U.S. Flag GOM Shuttle Tanker: ultra-deepwater fields projected to add 500,000 to 700,000 b/d of crude by 2015; potential for 15 to 20 shuttle vessels**
  - **LNG: 25 year contracts in high growth market**
  - **FSO: 8 year contracts provide fixed coverage commencing 2009**
- ✓ **In-house technical operations and experienced newbuild team mitigate risk**





Technical Management Offices · Shipyards

Why are Current VLCC Rates so Strong and Why is the Medium-term Outlook so Much Better?

The VLCC fleet was 483 units at January 1, 2007 before expanding and then shrinking back to 483 units by January 1, 2008.

Today it stands at 475 units.

Source: Tankers International, April 2008.

Why are Current VLCC Rates so Strong and Why is the Medium-term Outlook so Much Better?



While the U.S. is importing slightly less crude than in 2007, China has been stepping up their imports



Spot/COA/CVS VLCC Cargoes into China
Cargoes per Month
45
40
35
30
25
37
31
33
41
36
43
41
31
38
34
35
42
44
42
40
43
Jan 07
Jan 08

Source: Tankers International, April 2008.

Why is the Market Strong?



The current market demand for double hull tonnage is dramatic.

An average of 58 double hull VLCCs per month were fixed in 2007. Following the Hebei Spirit incident off Korea in December, the average number of double hull VLCCs fixed increased by 28% to 74 double hulls/month.

AG Fixtures	Nov.	Dec.	Jan.	Feb.	Mar.	Apr.	Average
2007	122	127	127	125	130	125	126
Double hull Ratio	47%	47%	43%	49%	43%	49%	46%
2008	134	135	118	128	115	135	128
Double hull Ratio	53%	64%	61%	49%	62%	59%	58%

Source: Tankers International, April 2008.



Why is the Market Strong?

Single Hull VLCC Trading

Spot/COA/CVS	January through April 2008				January through April 2007				
	Total	DH	SH	%DH	Total	DH	SH	%DH	Change
Japan	46	30	16	65%	61	15	46	25%	41%
Korea	87	33	54	38%	92	20	72	22%	16%
China	170	135	35	79%	142	96	46	68%	12%
Thailand	39	14	25	36%	39	14	25	36%	0%
AG/East	359	161	198	45%	362	110	252	30%	14%
Non AG/East	355	33	22	94%	396	349	47	88%	6%
Total World	714	494	220	69%	758	459	299	61%	9%

Spot Only	January through April 2008				January through April 2007				
	Total	DH	SH	%DH	Total	DH	SH	%DH	Change
Japan	34	19	15	56%	50	9	41	18%	38%
Korea	74	33	41	45%	77	18	59	23%	21%
China	80	57	23	71%	75	47	28	63%	9%
Thailand	35	14	21	44%	31	13	18	42%	2%
AG/East	274	115	159	42%	282	79	203	28%	14%
Non AG/East	289	271	18	94%	329	291	38	88%	5%
Total World	563	386	177	69%	611	370	241	61%	8%

Source: Tankers International, April 2008.

Catalysts for OSG



- Balance of 2008 looks strong and 2009 outlook better than prior expectations, notably for our crude business
- The rate outlook for 2010 and 2011 is compelling as the single hull tanker fleet is phased out completely
- OSG International Flag Products fleet poised for significant earnings jump as 13 old, double-sided MRs are replaced with 15 new double hull MRs and LR1s.
- U.S. Flag segment cash flows stabilizied and the fleet will nearly double in the next three years
- New long-term contracts with improved margins in U.S. Flag and Crude Oil segments
- Appreciating value of OSG's newbuilding program



Building Long-term, Sustainable Shareholder Value

- **Continued expansion in Crude Oil sector and retain heavy spot trading focus**
  - 10 new vessels deliver through 2010
  - FSO project a new, high growth market
  - OSG Lightering West Coast expansion opportunity
  - Active use of FFA markets to lock-in attractive rates
- **Expansion in sectors that provide for earnings growth and stability**
  - LNG: 4-vessel fleet commenced trading Q108
  - Products: growing business segment with healthy time-charter book. Effect of modernization fully seen in 4Q09
  - Jones Act fleet nearly doubles by end of 2010
  - U.S. Flag Shuttle Tankers: first mover advantage in first new Jones Act trade in 25 years
- **Focused on best-in-class technical operations**
  - Technical performance critical; particularly to time-charter customers
  - Proactive efforts underway to recruit, retain, train and motivate high quality crews
  - Regulation and legislation will only increase over time
- **The importance of scale**
  - Provides for opportunities to invest in projects that deliver superior returns
  - Technical excellence a critical differentiator
  - Superior market information
- **Maintain a solid balance sheet and financial flexibility**
  - $1.9B in liquidity
  - Liquidity adjusted debt of 30.8%
  - Capital-efficient fleet growth


NO SMOKING

Overseas Shipholding Group, Inc.

Financial Review

Myles R. Itkin
Chief Financial Officer

Key Financial Indicators



Quarterly Comparisons

(dollars in thousands)	Q108	Q107	Variance
TCE Revenue	$375,834	$259,184	$116,650
Net Income, excluding gain on sale of DHT shares	$112,435	$74,892 (1)	$37,543
Net Profit Margin	30%	29%	

	Q1-2008	Q4-2007	Variance
TCE Revenue	$375,834	$251,756	$124,078
Net Income	$112,435	$21,037	$91,398
Net Profit Margin	30%	8%	

(1) Pretax gain realized on the sale of shares in DHT in Q1-2007 is $14.9 million.



TCE Statistics

(dollars in thousands)	Crude	Products	U.S. Flag	Other	Total
First Quarter 2008					
TCE Revenue by Sector	$248,860	$66,406	$52,788	$7,780	**$375,834**
Revenue days by Sector	4,553	3,153	1,583	272	**9,561**
First Quarter 2007					
TCE Revenue by Sector	$146,802	$57,898	$49,602	$4,882	**$259,184**
Revenue days by Sector	3,786	2,881	1,662	180	**8,509**
Fourth Quarter 2007					
TCE Revenue by Sector	$134,811	$59,402	$50,611	$6,932	**$251,756**
Revenue days by Sector	4,394	3,157	1,507	229	**9,287**

	Crude Sector				Product Sector	
	VLCC	Suezmax	Aframax	Panamax	Panamax	Handysize
Q108 Daily Spot TCE rates	$98,565	$31,788	$35,859	$35,289	$35,099	$24,500
Q107 Daily Spot TCE rates	$47,861	$—	$42,172	$31,634	$—	$27,495
Q407 Daily Spot TCE rates	$35,275	$38,310	$28,989	$30,544	$30,445	$21,329

Financial Review



Consolidated Statements of Operations

($ in thousands, except EPS)	Q108	Q107	Q407
Shipping Revenues	**$410,676**	**$275,284**	**$276,843**
Voyage expenses	34,842	16,100	25,087
Vessel expenses	72,869	60,814	67,566
Charter hire expenses[1]	90,671	49,416	71,882
Depreciation and amortization	47,591	42,483	50,374
General and administrative	37,285	29,038	32,831
(Gain)/loss on disposal of vessels	(5)	3	106
Total Ship Operating Expenses	283,253	197,854	247,846
Income from Vessel Operations	127,423	77,430	28,997
Equity in income of affiliated companies	1,329	3,384	1,602
Operating Income	**128,752**	**80,814**	**30,599**
Other income	2,969	22,758	8,999
	131,721	103,572	39,598
Interest expense	(18,363)	(13,168)	(21,186)
Income before min. interest & fed. income taxes	113,358	90,404	18,412
Minority interest	(923)	-	(1,049)
(Provision)/credit for federal income taxes	-	(5,752)	3,674
Net Income	**$112,435**	**$84,652**	**$21,037**
Diluted EPS	$3.60	$2.16	$0.67
Diluted shares outstanding	31,250	39,167	31,349
Time Charter Equivalent Revenues[2]	$375,834	$259,184	$251,756
EBITDA	$178,389	$146,055	$88,923

Diluted EPS	$3.60	$2.16	$0.67
Gain on sale of securities (tax effected)	$0.00	$0.25	$0.00
Total EPS (diluted) impact	$0.00	$0.25	$0.00
Adjusted Diluted EPS	$3.60	$1.91	$0.67

Reflects strong results in VLCC spot segment and an increase of 1,052 revenue days

Greater number of chartered-in vessels and inclusion of OSG Lightering

Reflects the change in salvage value & increased amortization from OSG Lightering

Includes costs associated with Manila and Houston offices

YOY decline reflects loss of DHT earnings after entire interest sold in Jun-2007 and one-time severance charge of $1.4M

YOY decrease reflects no gains on sales of securities vs. $15M gain from sales of DHT Q107; $3.3M loss on derivatives

OSG

[1]For additional information with respect to time and bareboat charter-hire expense by segment, see Appendix "Charter Hire Expense by Segment." [2]See Appendix for reconciliations of TCE revenues to shipping revenues and net income to EBITDA.

Future Revenue Stability



Locked-in Future Revenue
Reflects Growth in Product and U.S. Segments



$1.769B
$1.717B
$1.164B
$746M
$186M
$419M of U.S. Flag Lightering COAs
$22M of AI time charters
$1.276B of time charter revenue[1]
2004
2005
2006
2007
Q108

Future revenue to be earned from LNG and FSO contracts totals an additional $1.8B

[1]Detail of $1.276B future revenue and days by segment as of 3/31/08 is provided in the Appendix "Future Revenue $/Days by Segment"

The Value of OSG

$110/share reflects true value of OSG

$77.57 closing price on 4/29/08


$3.446B
$700M
$317M
$108M
$48M
$275M2
$1.494B
$3.400B
U.S.
$275M
Products
$732M
Crude
$2,439M
Steel Value
Cash & Equiv.1
Interest in OSP
Equity in JVs
NPV of Covered Charters-in
NPV of Uncovered Charters-in1
Total Debt
Total Value of OSG1

OSG As of 3/31/08. Supporting detail can be found in the Appendix. [1]Includes CCF fund. [2]Uses 10-year average historical rates; OSP interested valued on 4/22/08.

Overseas Shipholding Group, Inc.

Appendix


NO SMOKING

Fleet Snapshot



As of April 25, 2008



Crude (64)
26
28
6
4
Products (50)
14
21
8
7
U.S. (35)
15
6
6
8
Gas/Other (7)
5
2
60 Owned
57 Chartered-in
117 OPERATING
20 Owned
19 Chartered-in
39 NEWBUILD

Vessel Delivery Schedule



2008	Q1	Q2	Q3	Q4	Total
Crude	-	1	3	3	7
Products	-	3	1	0	4
U.S. Flag	-	-	0	2	2
Gas	-	-	-	-	0
Total	-	*4*	*4*	*5*	*13*

2009	Q1	Q2	Q3	Q4	Total
Crude	1	-	-	1	2
Products	1	-	1	-	2
U.S. Flag	2	1	2	1	6
Gas	-	-	-	-	0
Total	*4*	*1*	*3*	*2*	*10*

2010	Q1	Q2	Q3	Q4	Total
Crude	1	-	-	-	1
Products	1	1	1	2	5
U.S. Flag	1	2	-	2	5
Gas	-	-	-	-	0
Total	*3*	*3*	*1*	*4*	*11*

2011	Q1	Q2	Q3	Q4	Total
Crude	-	-	-	-	0
Products	1	2	1	-	4
U.S. Flag	1	-	-	-	1
Gas	-	-	-	-	0
Total	*2*	*2*	*1*	*0*	*5*
TOTAL					**39**

As of April 25, 2008

An excel spreadsheet of OSG's full fleet, including delivery date information, can be found on the fleet landing page of www.osg.com.



Future Revenue $/Days by Segment

Locked-in Revenue by Sector

	U.S.	Product	Other Int'l	Crude	Total
2008	$ 118,007,860	$ 96,479,977	$ 24,427,500	$ 31,190,750	$ 270,106,087
2009	132,886,030	71,980,750	31,411,500	12,120,350	248,398,630
2010	164,049,000	28,694,600	32,527,500	3,113,500	228,384,600
2011	172,540,250	92,000	32,850,000	0	205,482,250
2012 and thereafter	312,433,114	0	11,352,500	0	323,785,614
Total	$ 899,916,254	$ 197,247,327	$ 132,569,000	$ 46,424,600	$ 1,276,157,181
% of Total	71%	15%	10%	4%	100%

Locked-in Days by Sector

	U.S.	Product	Other Int'l	Crude	Total
2008	3,290	5,160	810	1,104	10,364
2009	3,057	3,671	1,053	477	8,258
2010	3,313	1,309	1,080	130	5,832
2011	3,237	4	1,095	-	4,336
2012 and thereafter	5,340	-	445	-	5,785
Total	18,237	10,144	4,483	1,711	34,575
% of Total	53%	29%	13%	5%	100%

Charter Hire Expense by Segment



For the Quarter Ended March 31, 2008

($ in thousands)	Crude	Product	Other	U.S. Flag	Total
Base charter hire	$58,488	$17,229	$3,166	$5,721	**$84,604**
Profit share	13,315	0	0	0	**13,315**
Amortization of deferred gain	(10,810)	(1,426)	0	0	**(12,236)**
Other	102	0	0	956	**1,058**
Spot charter lightering	3,930	0	0	0	**3,930**
Charter Hire Expense	**$65,025**	**$15,803**	**$3,166**	**$6,677**	**$90,671**

($ in thousands)	VLCC	Suezmax	Aframax	Panamax	Lightering	Total Crude
Base charter hire	$26,867	$4,085	$15,999	$2,766	$8,771	**$58,488**
Profit share	10,208	92	1,462	0	1,554	**13,316**
Amortization of deferred gain	(7,657)	0	(3,283)	130	0	**(10,810)**
Other	0	0	102	0	0	**102**
Spot charter lightering	0	0	0	0	3,930	**3,930**
Charter Hire Expense	**$29,418**	**$4,176**	**$14,280**	**$2,896**	**$14,255**	**$65,025**



FY08 Guidance

- **Estimated vessel expenses**
  - $305M to $330M
- **Time and bareboat charter hire expenses**
  - $370M to $390M
- **Depreciation and Amortization** (updated)
  - $190M to $210M
- **G&A**
  - $145M to $160M
- **Equity income of affiliated companies**
  - $8 to $12M
- **Other income, net of interest expense**
  - Interest expense approx. $85M to $95M
  - Other income will be at the lower end of $27M to $35M (updated)
- **Taxes**
  - Less than $5M
- **Capital Expenditures** (updated)
  - $57M in drydock costs by quarter Q2 $21M; Q3 $13M; and Q4 $7M
  - $404M newbuild progress payments, vessel improvements and capitalized interest, of which $90M will be paid from the CCF



Value of OSG Supplemental Information

Steel Value[1]

OSG updates the steel value of its International Flag fleet monthly to reflect current Sale and Purchase (S&P) market activity of similar vessels. Any variance to published and available information from Clarksons is due to differences in age or condition of a vessel or for a similar, but not exact, type of ship. There is no similar liquid S&P market for U.S. flag vessels, thus the value ascribed to the U.S. Flag portion of the fleet is the net present value (NPV) of the expected future cash flows based on the remaining useful life of each vessel.

As of March 31, 2008, OSG estimates the steel value of its owned fleet is $3.4 billion.

Segment	No. Vessels	Value ($ Million)	% of Total
VLCC	10	1,399	41%
Aframax (a)	7	499	14%
Panamax (dirty)	9	541	16%
Total Crude (Int'l)	**26**	**2,439**	**71%**
Panamax (clean)	4	229	7%
Handysize	9	503	15%
Total Products (Int'l) (b)	**13**	**732**	**21%**
US Flag (Non-MLP) (c)	3	275	8%
TOTAL	42	3,446	100%
International		3,171	92%
U.S.		275	8%

(a) $499M includes $114M of construction-in-progress payments through 03/31/2008

(b) $732M includes $69M of construction-in-progress payments through 03/31/2008. This segment includes 1 MSP ship (O/S Ambermar) The 2 remaining MSP ships are part of OSP The Handysize segment includes the car carrier O/S Joyce

(c) $275M includes $254M of construction-in-progress payments through 03/31/2008

Cash & Equivalents

Cash(d)	$563M
Capital Construction Fund	137M
	$700M

(d) Excludes $15M for MLP.

Interest in OSG America (NYSE: OSP)

The $317M represents OSG's 75.5% interest in OSG America.



Value of OSG Supplemental Information

Equity in Income of Affiliated Companies

The $108 million includes the book value of OSG's equity investment in OSG Nakilat (the joint venture that owns four LNG carriers.

Present Value of Covered Charters-in[2]

As of 3/31/08, 52% of OSG's total operating fleet of 116 vessels are owned, and the balance, 48%, are chartered-in from other owners. A portion of the chartered-in fleet has been chartered-out and is considered "covered". Thus $48 million represents the net present value of the cash flows associated with the covered portion of the chartered-in fleet. This has been calculated as [(average charter-out rate – average charter-in rate) - average profit share rate/day] * weighted days. By sector, the average spread between the chartered-in rates that are covered are:

Vessel Class	Spread ($ / Day)
VLCC	no spread
Suezmax	no spread
Aframax	4,100
Panamax	5,400
Product Carriers	1,300
Capesize	14,500

Net Present Value of Uncovered Charters-in[2]

A portion of the chartered-in fleet has not been chartered-out and is considered "uncovered", thus $275 million represents the net present value of the [(average 10-year historical day rate by vessel class – average charter-in rate) - average profit share rate/day] * weighted days. By sector, the average spread between the chartered-in rates that are uncovered are:

Vessel Class	10-yr Historical Rate $ / Day	Spread $ / Day
VLCC	51,900	15,800
Suezmax	41,500	5,800
Aframax	32,100	7,800
Panamax	25,800	2,100
Product Carriers	21,600	3,600
Capesize	42,100	22,100

Value of OSG Supplemental Information



Debt (non-MLP) *(in 000s)*	
Short and long term debt	$1,491,252
Capital lease Obligations	2,631
	$1,493,883

Notes/Footnotes

All categories used in the NAV calculation exclude amounts related to OSG America L.P.

(1) Assumes vessels trade until remaining useful life (generally 25 years) or OPA retirement date, whichever comes first.

(2) Assumes no extension options are exercised. Includes both operating and newbuild fleet. Weighted days represent OSG's weighted participation in the vessel. The discount rate used for International Flag is 9.5%.

.

Reconciliation Tables



TCE Revenue

Consistent with general practice in the shipping industry, the Company uses time charter equivalent revenues, which represents shipping revenues less voyage expenses, as a measure to compare revenue generated from a voyage charter to revenue generated from a time charter. Time charter equivalent revenues, a non-GAAP measure, provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance.

	Three Months Ended Mar. 31,	
$ in thousands	2008	2007
Time charter equivalent revenues	$375,834	$259,184
Add: Voyage expenses	34,842	16,100
Shipping Revenues	$410,676	$275,284

EBITDA

EBITDA represents operating earnings, which is before interest expense and income taxes, plus other income and depreciation and amortization expense. EBITDA is presented to provide investors with meaningful additional information that management uses to monitor ongoing operating results and evaluate trends over comparative periods. EBITDA should not be considered a substitute for net income or cash flow from operating activities prepared in accordance with accounting principles generally accepted in the United States or as a measure of profitability or liquidity. While EBITDA is frequently used as a measure of operating results and performance, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.

	Three Months Ended Mar. 31,	
$ in thousands	2008	2007
Net income	$112,435	$84,652
Provision/(credit) for federal income taxes	0	5,752
Interest expense	18,363	13,168
Depreciation and amortization	47,591	42,483
EBITDA	$178,389	$146,055



Reconciliation Tables

TCE Revenue

Consistent with general practice in the shipping industry, the Company uses time charter equivalent revenues, which represents shipping revenues less voyage expenses, as a measure to compare revenue generated from a voyage charter to revenue generated from a time charter. Time charter equivalent revenues, a non-GAAP measure, provides additional meaningful information in conjunction with shipping revenues, the most directly comparable GAAP measure, because it assists Company management in making decisions regarding the deployment and use of its vessels and in evaluating their financial performance.

$ in thousands	Three Months Ended Mar. 31, 2008	2007
Time charter equivalent revenues	$375,834	$259,184
Add: Voyage expenses	34,842	16,100
Shipping Revenues	$410,676	$275,284

EBITDA

EBITDA represents operating earnings, which is before interest expense and income taxes, plus other income and depreciation and amortization expense. EBITDA is presented to provide investors with meaningful additional information that management uses to monitor ongoing operating results and evaluate trends over comparative periods. EBITDA should not be considered a substitute for net income or cash flow from operating activities prepared in accordance with accounting principles generally accepted in the United States or as a measure of profitability or liquidity. While EBITDA is frequently used as a measure of operating results and performance, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.

$ in thousands	Three Months Ended Mar. 31, 2008	2007
Net income	$112,435	$84,652
Provision for federal income taxes	0	5,752
Interest expense	18,363	13,168
Depreciation and amortization	47,591	42,483
EBITDA	$178,389	$146,055


OSG
Overseas Shipholding Group, Inc.
www.osg.com
NO SMOKING